Capital City Bank Group, Inc.

Reports Second Quarter 2020 Results

TALLAHASSEE,

Fla. (July 21, 2020) – Capital City Bank Group, Inc.

(NASDAQ: CCBG) today reported net income of $9.1
million, or $0.55 per diluted share for the second quarter of 20

20 compared to net income of $4.3 million, or $0.25 per diluted share for the first quarter of 2020,

and $7.3 million, or $0.44 per diluted share for the second quarter of 2019.

For the first six months of
2020,

net income totaled $13.4

million, or $0.80

per diluted share, compared to net income of $13.8 million, or

$0.82 per diluted
share, for the same period of 2019.

QUARTER HIGHLIGHTS
●

Return on assets improved to 1.10%

and efficiency ratio to 67%

●

Diversified revenue and strong

balance sheet continue to buffer impact of pandemic and

lower interest rates
●

Strong performance by Capital City Home

Loans (“CCHL”) contributed significantly ($0.20/share)
●

Pandemic related stimulus programs

contributed $190 million in loan growth

and deposit balances totaling $243 million

“Though the second quarter presented a challenging environment,

I am pleased with our financial performance and how we
responded to the COVID-19 pandemic,” said William

G. Smith, Jr., Chairman, President

and CEO. “We

issued $190 million in
Paycheck Protection Program (PPP) loans to assist our small

business clients and took critical precautions to protect the health and welfare of our associates and clients as we reopened our offices for routine lobby service. Despite a challenged economy,

the
mortgage market has been robust, and our recent alliance with

CCHL contributed $0.20 per share during the second quarter.
Earnings from CCHL and SBA/PPP fees helped mitigate the

adverse impacts of a lower interest rate environment and reserve build
attributable to the adoption

of CECL and COVID-19. I anticipate the second half of 2020

will remain challenging but am hopeful it
will bring improvement. We

have taken a prudent and measured approach to managing through this ongoing crisis and continue to
focus on our commitments to our associates, clients, communities,

and shareowners. I remain optimistic about the long-term

outlook
for Capital City and appreciate your continued support.”

COVID-19 Update

●

Lobby access has been re-opened for 56 of our 57

banking offices and operations are subject to

national guidelines and local
safety ordinances to protect both clients and associates – we will continue to monitor changing conditions with the pandemic and its impact on client and associate interactions within our banking offices

●

Most operational associates returned to work in early June, but we have extended some remote work arrangements on a case-by-
case basis
●

Enhanced digital access options are available for banking products and access to sales associates

●

Continue to monitor COVID-19 case count trends in our markets and respond appropriately to help ensure client and associate
safety
●

Continued support of clients with the Small Business Administration

Payment Protection Program (“SBA PPP”) - we will
actively assist our clients with the forgiveness process

in coming quarters
●

We continued to assist

our clients and communities in the second quarter by processing a total of 2,217 loan extensions ($330
million, or 16% of loan balances at June 30, 2020).

Discussion of Operating Results

Summary Overview

Compared to the first quarter of 2020,

the $11.1 million increase in operating profit was attributable to a $14.7 million increase in
noninterest income (primarily mortgage banking revenues) and a $3.0 million decrease in the provision for credit losses, partially offset by higher noninterest expense of $6.3 million and

lower net interest income of $0.3

million.

Compared to the second quarter of 2019, the $6.6

million increase in operating profit was attributable to a $17.4 million increase in
noninterest income, partially offset by a higher noninterest expense of $8.9 million, a $1.4 million increase in the provision for credit
losses and lower net interest income of $0.5

million.

The $3.4 million increase in operating profit for the first six months of 2020 versus the comparable period of 2019 was attributable to higher noninterest income of $20.4 million and net interest income of $0.3 million, partially offset by a $5.6

million increase in
the provision for credit losses and higher noninterest expense of $11.7 million.

The aforementioned period over period variances reflect the acquisition of a 51% membership interest and consolidation of CCHL
late in the first quarter of 2020.

Our return on average assets (“ROA”) was 1.10%

and our return on average equity (“ROE”) was 11

.03%

for the second quarter of
2020.

These metrics were 0.57%

and 5.20%

for the first quarter of 2020, respectively,

and 0.98% and 9.37%

for the second quarter
of 2019, respectively.

For the first six months of 2020, our ROA was 0.85% and

our ROE was 8.12% compared to 0.92% and
8.94%, respectively, for

the same period of 2019.

Net Interest Income/Net Interest

Margin

Tax-equivalent net interest

income for the second quarter of 2020 was $25.6

million compared to $25.9 million for the first quarter
of 2020 and $26.1 million for the second quarter of 2019.

The decrease compared to both prior periods reflected lower rates earned
on overnight funds, investment securities and variable rate loans, partially offset by lower cost for our negotiated rate

deposits.

For
the first six months of 2020, tax-equivalent net interest income totaled $51.4 million compared to $51.2 million in 2019.

The
increase was primarily due to loan growth and a reduction in the cost of our negotiated rate deposits, partially offset

by lower rates
on our earning assets.

The federal funds target rate ended the second quarter

of 2020 in a range of 0.00%-0.25%, unchanged from the end of the first
quarter of 2020.

However, since 150 basis points of rate cuts

were made late in the first quarter of 2020, we experienced lower repricing of our variable/adjustable rate earning assets and investment securities during the second quarter 2020.

We continue to
prudently manage our deposit mix and overall cost of funds, which was 14 basis points for the second quarter of 2020 compared to
23 basis points for the first quarter of 2020.

Due to highly competitive fixed-rate loan pricing in our markets, we continue to review
our loan pricing and make adjustments where we believe appropriate and prudent.

Our net interest margin for the second quarter of 20

20 was 3.41%, a decrease of 37 basis points from the first quarter of 2020 and 44
basis points from the second quarter of 2019.

For the first six months of 2020, the net interest margin decreased

21 basis points to
3.59%.

The decrease compared to all prior periods was attributable to lower rates on our variable and adjustable rate earning assets, partially offset by a lower cost of funds.

Our net interest margin for the second quarter of 2020

excluding the impact of SBA PPP
loans was 3.46%.

We discuss the effect

of the pandemic related stimulus programs on our balance

sheet in more detail below under
Discussion of Financial Condition
.

Provision for Credit Loss

The provision for credit losses for the second quarter of 2020 was $2.0 million compared to $5.0 million for the first quarter of 2020 and $0.6 million for the second quarter of 2019.

For the first six months of 2020, the provision was $7.0 million compared to $1.4
million in 2019.

The higher provision in 2020 reflected expected losses due to deterioration in economic conditions related to
COVID-19.

We discuss this exposure

further below.

Noninterest Income and Noninterest

Expense

CCHL’s

mortgage banking operations impacted our noninterest income

and noninterest expense for the three and six month periods
ended June 30, 2020, and thus, the period over period

comparisons reflect the impact of the CCHL consolidation, which occurred late in the first quarter 2020.

The table below provides an overview of CCHL’s

impact on our noninterest income and noninterest
expense for 2020.

Noninterest income for the second quarter of 2020 totaled

$30.2 million compared to $15.5 million for the first quarter of 2020 and
$12.8 million for the second quarter of 2019.

The increase over both periods was driven by higher mortgage banking fees and other
income (loan origination fees) at CCHL, partially offset

by lower deposit fees (overdraft fees).

Deposit fees decreased $1.3 million,
or 25.1% compared to the first quarter of 2020 and reflected slower consumer spending and the impact of stimulus payments in the
second quarter related to the COVID-19 pandemic.

Noninterest

expense for the second quarter of 2020 totaled $37.3

million compared to $31.0 million for the first quarter of 2020 and
$28.4 million for the second quarter of 2019.

The increase over the first quarter of 2020 was attributable to higher compensation expense of $4.2 million, occupancy expense of $0.8 million,

and other real estate (“ORE”) expense of $1.1 million.

The increase in
compensation and occupancy expense was primarily due to the

integration of CCHL late in the first quarter of 2020.

We also
realized approximately $0.8

million in expenses in the second quarter related to SBA PPP loan origination activities and pandemic
related costs.

Approximately $0.3 million were one-time SBA PPP expenses and the remainder are pandemic related and will phase
out over time.

The increase in ORE expense reflected a $1.0 million gain

on the sale of a banking office in the first quarter

of 2020.

For the first six months of 2020, noninterest expense totaled $68.3 million compared to $56.6 million for the same period of 2019 with the increase driven primarily by the same aforementioned factors.

Overall, CCHL contributed significantly to the improvement

in our efficiency ratio for the second quarter of 2020

.

Three Months Ended Six Months Ended
Jun 30, 2020 Mar 31, 2020 Jun 30, 2019 Jun 30, 2020 Jun 30, 2019
(Dollars in thousands)
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Core
CCBG CCHL
Deposit Fees $ 3,756 - $ 5,015 $ - $ 4,756 $ - $ 8,771 $ - $ 9,531 $ -
Bank Card Fees 3,142 - 3,051 - 3,036 - 6,193 - 5,891 -
Wealth Management Fees 2,554 - 2,604 - 2,404 - 5,158 - 4,727 -
Mortgage Banking Fees 241 17,573 1,138 1,892 1,199 - 1,379 19,465 2,192 -
Other

1,147 1,786 1,459 319 1,375 - 2,606 2,105 2,981 -
Total Noninterest Income $ 10,840 $ 19,359 $ 13,267 $ 2,211 $ 12,770 $ - $ 24,107 $ 21,570 $ 25,322 $ -
Salaries $ 11,596 $ 8,381 $ 13,488 $ 2,242 $ 12,496 $ - $ 25,085 $ 10,623 $ 24,781 $ -
Other Associate Benefits 3,477 204 3,957 49 3,941 - 7,433 253 8,005 -
Total Compensation 15,073 8,585 17,445 2,291 16,437 - 32,518 10,876 32,786 -
Occupancy, Net 5,030 768 4,748 231 4,537 - 9,778 999 9,046 -
Other

6,599 1,248 5,797 457 7,422 - 12,396 1,705 14,762 -
Total Noninterest Expense $ 26,702 $ 10,601 $ 27,990 $ 2,979 $ 28,396 $ - $ 54,692 $ 13,580 $ 56,594 $ -

Income Taxes

We realized

income tax expense of $2.9 million (effective rate of 18

%) for the second quarter of 2020 compared to $1.3 million
(effective rate of 24%) for the first quarter of 2020

and $2.4 million (effective rate of 25%) for the second

quarter of 2019.

For the
first six months of 2020, we realized income tax expense of $4.2 million (effective rate of 20%) compared to $4.4 million (effective rate of 24%) for the same period of 2019.

The decrease in our effective tax rate for the three and

six month periods ended June 30,
2020 reflected the impact of converting CCHL to a partnership for tax purposes in the second quarter of 2020.

Absent discrete
items, we expect our annual effective tax rate to approximate

19%-20%.

Discussion of Financial Condition

Earning Assets

Average earning assets were

$3.017 billion for the second quarter of 2020,

an increase of $264.9

million, or 9.6%

over the first
quarter of 2020,

and an increase of $322.1 million, or 12.0%

over the fourth quarter of 2019.

The increase over both prior periods
was primarily driven by higher deposit balances which funded growth in the loan portfolio and overnight funds sold.

The impact of
pandemic related stimulus programs on our balance sheet in the second quarter of 2020 is discussed in further detail below.

We maintained an average

net overnight funds (deposits with banks plus FED funds sold less

FED funds purchased) sold position of
$351.5 million during the second quarter of 2020

compared to an average net overnight funds sold position of $234.4 million in the
first quarter of 2020 and $228.1 million in the fourth quarter of

2019.

The increase compared to both prior periods was primarily
driven by pandemic related stimulus programs (see below – Funding
).

Average loans held

for investment (“HFI”) increased $135.2 million, or 7.3

%, over the first quarter of 2020 and $148.9 million, or
8.1%, over the fourth quarter of 2019.

Period-end HFI loans increased $159.8, or 8.6%, over the first quarter of 2020 and $186.2
million, or 10.1%, over the fourth quarter of 2019.

Demand from the SBA PPP was strong with SBA PPP loans (reflected in
commercial loans) averaging $133.8 million in the second quarter of 2020 and totaling $190 million at June 30, 2020.

In total, we
funded 2,208 loans for $193 million under the SBA PPP,

all from current balance sheet liquidity.

To date,

our borrowers have
submitted a nominal level of forgiveness applications, but

these applications are expected to accelerate in the second half of the
year.

We received

100% of our SBA PPP loan fees totaling approximately $6.3

million (net) late in the second quarter.

Amortized
SBA PPP loan fees totaled approximately $0.4 million for the second quarter of 2020.

Allowance for Credit Losses

At June 30, 2020, the allowance for credit losses totaled $2

2.5 million compared to $21.1 million at March 31, 2020 and $13.9 million at December 31, 2019.

At June 30, 2020, the allowance represented 1.11% of outstanding loans held for investment (HFI)
and provided coverage of 322% of nonperforming loans compared to 1.13%

and 433%, respectively, at March

31, 2020 and 0.75%
and 311%, respectively,

at December 31, 2019.

At June 30, 2020, excluding SBA PPP loans (100% government guaranteed)

,

the
allowance represented 1.23% of loans held for investment.

The adoption of ASC 326 (“CECL”) on January 1, 2020

had an impact of $4.0 million ($3.3 million increase in the allowance for credit losses and $0.7 million increase in the allowance for unfunded loan commitments (other liability account)).

The $5.7 million
build (provision of $7.0 million less net charge

-offs of $1.3 million) in the allowance for credit losses for the first six months of
2020 reflected a higher forecasted rate of unemployment due

to stressed economic conditions related the COVID-19 pandemic.

Credit Quality/COVID-19 Exposure

Nonperforming assets (nonaccrual loans and OREO) totaled $8.0 million at June 30, 2020, a $1.7 million increase over March 31,
2020, and a $2.6 million increase over December 31, 2019.

Nonaccrual loans totaled $7.0 million at June 30, 2020,

a $2.1 million
increase over March 31, 2020 and a $2.5 million increase over

December 31, 2019.

The balance of OREO totaled $1.1

million at
June 30, 2020, a decrease of $0.4 million from March 31, 2020 and a $0.1 million increase over December 31, 2019.

We continue to analyze

our loan portfolio for segments that have been affected

by the stressed economic and business conditions
caused by the pandemic.

Certain at-risk segments total 8% of our loan balances at June 30,

2020, including hotel (3%),

restaurant
(1%),

retail and shopping centers (3%), and other (1%).

The other segment includes churches, non-profits, education, and recreational.

To assist our clients, in mid-March

of 2020, we began allowing short term 60 to 90

day loan extensions for affected
borrowers.

A roll-forward of loan extension activity is provided in the table below.

Approximately 83% of these loans were for
commercial borrowers and 17% for consumer borrowers.

% Loans Extended
At July 9, 2020

(Dollars in thousands)
# Loans Loan Amount # Loans $ Loans
Loans Extended 2,217 $ 330,406
Loans Resuming Payments (1,708) (234,610) 77% 71%
Loans Still on Extension 509 $ 95,796 23% 29%
Still on Extension: From First Extension 382 $ 60,237 17% 18%
Still on Extension: From Second Extension 127 $ 35,559 6% 11%

Funding (Deposits/Debt)

Average total deposits were

$2.783 billion for the second quarter of 2020, an increase of $230.8 million, or 9.0%

over the first
quarter of 2020,

and an increase of $258.5 million, or 10.2%

over the fourth quarter of 2019.

The estimated deposit inflows, related
to the two pandemic related stimulus programs,

were $179 million (SBA PPP) and $64 million (Economic Impact Payment stimulus
checks).

Period end deposit balances grew $409 million and $310

million over the first quarter of 2020 and fourth quarter of 2019, respectively, indicating strong

growth in core deposit balances.

Given these large increases, the potential exists for

our deposit
levels to be volatile over the coming quarters due to the uncertain timing of the outflows of the stimulus related deposits and the economic recovery.

It is anticipated that current liquidity levels will remain robu st due to our strong overnight funds sold position,
in addition to cash flow generated from the investment portfolio.

We monitor deposit

rates on an ongoing basis and adjust if
necessary, as a prudent pricing

discipline remains the key to managing our mix of deposits.

Average borrowings

increased $39.9 million over the first quarter of 20

20 and $65.0 million over the fourth quarter of 2019

as
short-term borrowings (warehouse lines used to support HFS loans)

were added as part of the CCHL integration.

Capital

Shareowners’ equity was $335.1 million at June 30, 2020

compared to $328.5 million at March

31, 2020 and $327.0 million at
December 31, 2019.

For the first six months of 2020, shareowners’ equity was positively impacted by net income of $13.4 million,
a $3.0 million increase in the unrealized gain on investment securities,

net adjustments totaling $0.7

million related to transactions
under our stock compensation

plans, and stock compensation accretion of $0.4

million.

Shareowners’ equity was reduced by
common stock dividends of $4.7 million ($0.28 per share),

a $3.1 million (net of tax) adjustment to retained earnings for the
adoption of ASC 326 (“CECL”), and share repurchases of $1.6

million (76,952 shares).

At June 30, 2020, our total risk-based capital ratio was 17.81

%

compared to 17.19% at March 31, 2020 and 17.90% at December
31, 2019.

Our common equity tier 1 capital ratio was 14.21%, 13.55%, and 14.47%,

respectively, on these dates.

Our leverage ratio
was 10.24%, 10.81%, and 11.25%, respectively,

on these dates.

All of our regulatory capital ratios exceeded the threshold

to be
designated as “well-capitalized” under the Basel III capital standards.

Further, our tangible common equity ratio

was 7.21%

at June
30, 2020 compared to 7.98% and 8.06%

at March 31, 2020 and December 31, 2019,

respectively.

About Capital City Bank Group, Inc.

Capital City Bank Group, Inc. (NASDAQ: CCBG) is one of the

largest publicly traded financial holding companies

headquartered
in Florida and has approximately

$3.5 billion in assets.

We provide

a full range of banking services, including traditional deposit and credit services, mortgage banking, asset management, trust, merchant services, bankcards and securities brokerage services.

Our bank subsidiary, Capital City

Bank, was founded in 1895 and now has 57 banking offices

and 85 ATMs

/ITMs in Florida,
Georgia and Alabama.

For more information about Capital City Bank Group, Inc., visit
www.ccbg.com .

FORWARD

-LOOKING STATEMENTS

Forward-looking statements in this Press Release are based on current plans and expectations that are subject to uncertainties

and
risks, which could cause our future results to differ materially.

The following factors, among others, could cause our actual results to differ: the magnitude and duration of the COVID

-19 pandemic and its impact on the global economy and financial market conditions
and our business, results of operations and financial condition, including the impact of our participation in government programs
related to COVID-19; the accuracy of the our financial statement estimates and assumptions; legislative or regulatory changes;
fluctuations in inflation, interest rates, or monetary policies; the effects of security breaches and computer viruses that may affect

our
computer systems or fraud related to debit card products; changes in consumer spending and savings habits; our growth and
profitability; the strength of the U.S. economy and the local economies where we conduct operations; the effects of a non-diversified loan portfolio, including the risks of geographic and industry concentrations; natural disasters, widespread health emergencies, military conflict, terrorism or other geopolitical events; changes in the stock market and other capital and real estate markets;
customer acceptance of third-party products and services; increased competition and its effect on pricing; negative publicity

and the
impact on our reputation; technological changes, especially changes that allow out of market competitors to compete in our
markets; changes in accounting; and our ability to manage the risks involved in the foregoing.

Additional factors can be found in our
Annual Report on Form 10-K for the fiscal year ended December 31,

2019, and our other filings with the SEC, which are available at the SEC’s internet site (http://www.sec.gov).

Forward-looking statements in this Press Release speak only as of the date of the
Press Release, and we assume no obligation to update forward

-looking statements or the reasons why actual results could differ.

USE OF NON-GAAP FINANCIAL MEASURES

We present a

tangible common equity ratio and a tangible book value per diluted share that removes the effect of goodwill resulting
from merger and acquisition activity.

We believe these

measures are useful to investors because it allows investors to more easily
compare our capital adequacy to other companies in the industry.

The GAAP to non-GAAP reconciliations are provided below.

(Dollars in Thousands, except per share data)
Jun 30, 2020 Mar 31, 2020 Dec 31, 2019 Sep 30, 2019 Jun 30, 2019
Shareowners' Equity (GAAP) $ 335,057 $ 328,507 $ 327,016 $ 321,562 $ 314,595
Less: Goodwill (GAAP) 89,095 89,275 84,811 84,811 84,811
Tangible Shareowners' Equity (non-GAAP) A 245,962 239,232 242,205 236,751 229,784
Total Assets (GAAP) 3,499,524 3,086,523 3,088,953 2,934,513 3,017,654
Less: Goodwill (GAAP) 89,095 89,275 84,811 84,811 84,811
Tangible Assets (non-GAAP) B $ 3,410,429 $ 2,997,248 $ 3,004,142 $ 2,849,702 $ 2,932,843
Tangible Common Equity Ratio (non-GAAP) A/B 7.21% 7.98% 8.06% 8.31% 7.83%
Actual Diluted Shares Outstanding (GAAP) C 16,821,743 16,845,462 16,855,161 16,797,241 16,773,449
Tangible Book Value

per Diluted Share (non-GAAP)
A/C $ 14.62 $ 14.20 $ 14.37 $ 14.09 $ 13.70

CAPITAL CITY BANK

GROUP,

INC.
EARNINGS HIGHLIGHTS
Unaudited
Three Months Ended Six Months Ended
(Dollars in thousands, except per share data)
Jun 30, 2020 Mar 31, 2020 Jun 30, 2019 Jun 30, 2020 Jun 30, 2019
EARNINGS
Net Income Attributable to Common Shareowners $ 9,146 $ 4,287 $ 7,325 $ 13,433 $ 13,761
Diluted Net Income Per Share $ 0.55 $ 0.25 $ 0.44 $ 0.80 $ 0.82
PERFORMANCE
Return on Average Assets 1.10% 0.57% 0.98% 0.85% 0.92%
Return on Average Equity 11.03% 5.20% 9.37% 8.12% 8.94%
Net Interest Margin 3.41% 3.78% 3.85% 3.59% 3.80%
Noninterest Income as % of Operating Revenue 54.26% 37.52% 32.95% 47.13% 33.23%
Efficiency Ratio 66.90% 74.89% 73.02% 70.30% 74.00%
CAPITAL ADEQUACY
Tier 1 Capital

16.79% 16.12% 16.36% 16.79% 16.36%
Total Capital

17.81% 17.19% 17.13% 17.81% 17.13%
Leverage

10.24% 10.81% 10.64% 10.24% 10.64%
Common Equity Tier 1 14.21% 13.55% 13.67% 14.21% 13.67%
Tangible Common Equity
(1)
7.21% 7.98% 7.83% 7.21% 7.83%
Equity to Assets 9.57% 10.64% 10.43% 9.57% 10.43%
ASSET QUALITY
Allowance as % of Non-Performing Loans 322.37% 432.61% 259.55% 322.37% 259.55%
Allowance as a % of Loans 1.11% 1.13% 0.79% 1.11% 0.79%
Net Charge-Offs as % of Average Loans 0.05% 0.23% 0.04% 0.14% 0.12%
Nonperforming Assets as % of Loans and OREO 0.40% 0.34% 0.36% 0.40% 0.36%
Nonperforming Assets as % of Total Assets 0.23% 0.21% 0.22% 0.23% 0.22%
STOCK PERFORMANCE
High

$ 23.99 $ 30.62 $ 25.00 $ 30.62 $ 25.87
Low 16.16 15.61 21.57 15.61 21.04
Close $ 20.95 $ 20.12 $ 24.85 $ 20.95 $ 24.85
Average Daily Trading Volume 49,569 40,536 24,258 45,089 21,380
(1)

Tangible common equity ratio is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to page 5.

CAPITAL CITY BANK GROUP, INC.
CONSOLIDATED STATEMENT

OF FINANCIAL CONDITION
Unaudited
2020 2019
(Dollars in thousands)
Second Quarter First Quarter Fourth Quarter Third Quarter Second Quarter
ASSETS
Cash and Due From Banks $ 75,155 $ 72,676 $ 60,087 $ 61,151 $ 53,731
Funds Sold and Interest Bearing Deposits 513,273 196,936 318,336 177,389 234,097
Total Cash and Cash Equivalents 588,428 269,612 378,423 238,540 287,828
Investment Securities Available for Sale 341,180 382,514 403,601 376,981 410,851
Investment Securities Held to Maturity 232,178 251,792 239,539 240,303 229,516

Total Investment Securities
573,358 634,306 643,140 617,284 640,367
Loans Held for Sale ("HFS") 76,610 82,598 9,509 13,075 9,885
Loans Held for Investment ("HFI")
Commercial, Financial, & Agricultural 421,270 249,020 255,365 259,870 265,001
Real Estate - Construction 117,794 122,595 115,018 111,358 101,372
Real Estate - Commercial 662,434 656,084 625,556 610,726 614,618
Real Estate - Residential 353,831 354,150 353,642 354,545 349,843
Real Estate - Home Equity 194,479 196,443 197,360 197,326 201,579
Consumer 266,417 275,982 279,565 277,970 288,196
Other Loans 4,883 6,580 7,808 14,248 13,131
Overdrafts 1,069 1,533 1,615 1,710 1,442
Total Loans Held for Investment 2,022,177 1,862,387 1,835,929 1,827,753 1,835,182
Allowance for Loan Losses (22,457) (21,083) (13,905) (14,319) (14,593)
Loans Held for Investment, Net 1,999,720 1,841,304 1,822,024 1,813,434 1,820,589
Premises and Equipment, Net 87,972 87,684 84,543 85,810 86,005
Goodwill 89,095 89,275 84,811 84,811 84,811
Other Real Estate Owned 1,059 1,463 953 526 1,010
Other Assets 83,282 80,281 65,550 81,033 87,159
Total Other Assets 261,408 258,703 235,857 252,180 258,985
Total Assets $ 3,499,524 $ 3,086,523 $ 3,088,953 $ 2,934,513 $ 3,017,654
LIABILITIES
Deposits:
Noninterest Bearing Deposits $ 1,377,033 $ 1,066,607 $ 1,044,699 $ 1,022,774 $ 1,024,898
NOW Accounts 808,244 779,467 902,499 728,395 810,568
Money Market Accounts 240,754 210,124 217,839 239,410 240,181
Regular Savings Accounts 423,924 384,480 374,396 372,601 371,773
Certificates of Deposit 105,041 104,907 106,021 109,827 113,684
Total Deposits 2,954,996 2,545,585 2,645,454 2,473,007 2,561,104
Short-Term Borrowings 63,958 76,516 6,404 10,622 9,753
Subordinated Notes Payable 52,887 52,887 52,887 52,887 52,887
Other Long-Term Borrowings 5,583 5,896 6,514 6,963 7,313
Other Liabilities 75,702 70,044 50,678 69,472 72,002
Total Liabilities 3,153,126 2,750,928 2,761,937 2,612,951 2,703,059
Temporary Equity 11,341 7,088 - - -
SHAREOWNERS' EQUITY
Common Stock 168 168 168 167 167
Additional Paid-In Capital 31,575 32,100 32,092 31,075 30,751
Retained Earnings 328,570 321,772 322,937 316,551 310,247
Accumulated Other Comprehensive Loss, Net of Tax (25,256) (25,533) (28,181) (26,231) (26,570)
Total Shareowners' Equity 335,057 328,507 327,016 321,562 314,595
Total Liabilities, Temporary Equity and Shareowners' Equity $ 3,499,524 $ 3,086,523 $ 3,088,953 $ 2,934,513 $ 3,017,654
OTHER BALANCE SHEET DATA
Earning Assets $ 3,185,418 $ 2,776,228 $ 2,806,913 $ 2,635,501 $ 2,719,530
Interest Bearing Liabilities 1,700,391 1,614,277 1,666,560 1,520,705 1,606,159
Book Value Per Diluted Share $ 19.92 $ 19.50 $ 19.40 $ 19.14 $ 18.76
Tangible Book Value

Per Diluted Share
(1)
14.62 14.20 14.37 14.09 13.70
Actual Basic Shares Outstanding 16,780 16,812 16,772 16,749 16,746
Actual Diluted Shares Outstanding 16,822 16,845 16,855 16,797 16,773
(1)

Tangible book value per diluted share is a non-GAAP financial measure.

For additional information, including a reconciliation to GAAP, refer to page 5.

CAPITAL CITY BANK

GROUP,

INC.
CONSOLIDATED STATEMENT

OF OPERATIONS
Unaudited
Six Months Ended
2020 2019 Jun 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2020 2019
INTEREST INCOME
Interest and Fees on Loans $ 23,687 $ 23,593 $ 23,842 $ 23,992 $ 23,765 $ 47,280 $ 46,381
Investment Securities 2,737 3,015 3,221 3,307 3,393 5,752 6,906
Funds Sold 88 757 945 1,142 1,507 845 3,100
Total Interest Income 26,512 27,365 28,008 28,441 28,665 53,877 56,387
INTEREST EXPENSE
Deposits 218 939 1,157 1,596 1,988 1,157 4,087
Short-Term Borrowings 421 132 16 27 31 553 66
Subordinated Notes Payable 374 471 525 558 596 845 1,204
Other Long-Term Borrowings 41 50 56 63 66 91 138
Total Interest Expense 1,054 1,592 1,754 2,244 2,681 2,646 5,495
Net Interest Income 25,458 25,773 26,254 26,197 25,984 51,231 50,892
Provision for Credit Losses 2,005 4,990 (162) 776 646 6,995 1,413
Net Interest Income after Provision for

Loan Losses
23,453 20,783 26,416 25,421 25,338 44,236 49,479
NONINTEREST INCOME
Deposit Fees 3,756 5,015 4,980 4,961 4,756 8,771 9,531
Bank Card Fees 3,142 3,051 3,131 2,972 3,036 6,193 5,891
Wealth Management Fees 2,554 2,604 2,761 2,992 2,404 5,158 4,727
Mortgage Banking Fees 17,814 3,030 1,542 1,587 1,199 20,844 2,192
Other

2,933 1,778 1,414 1,391 1,375 4,711 2,981
Total Noninterest Income 30,199 15,478 13,828 13,903 12,770 45,677 25,322
NONINTEREST EXPENSE
Compensation 23,658 19,736 17,363 16,203 16,437 43,394 32,786
Occupancy, Net 5,798 4,979 4,680 4,710 4,537 10,777 9,046
Other Real Estate, Net 116 (798) 102 6 75 (682) 438
Other

7,731 7,052 6,997 6,954 7,347 14,783 14,324
Total Noninterest Expense 37,303 30,969 29,142 27,873 28,396 68,272 56,594
OPERATING PROFIT
16,349 5,292 11,102 11,451 9,712 21,641 18,207
Income Tax Expense 2,950 1,282 2,537 2,970 2,387 4,232 4,446
Net Income 13,399 4,010 8,565 8,481 7,325 17,409 13,761
(Gain) Loss Attributable to Noncontrolling Interest (4,253) 277 - - - (3,976) -
NET INCOME ATTRIBUTABLE

TO

COMMON SHAREOWNERS
$ 9,146 $ 4,287 $ 8,565 $ 8,481 $ 7,325 $ 13,433 $ 13,761
PER COMMON SHARE
Basic Net Income $ 0.55 $ 0.25 $ 0.51 $ 0.51 $ 0.44 $ 0.80 $ 0.82
Diluted Net Income 0.55 0.25 0.51 0.50 0.44 0.80 0.82
Cash Dividend

$ 0.14 $ 0.14 $ 0.13 $ 0.13 $ 0.11 $ 0.28 $ 0.22
AVERAGE

SHARES
Basic

16,797 16,808 16,750 16,747 16,791 16,803 16,791
Diluted

16,839 16,842 16,834 16,795 16,818 16,844 16,820

CAPITAL CITY BANK GROUP,

INC.
ALLOWANCE FOR CREDIT LOSSES

AND RISK ELEMENT ASSETS
Unaudited
Six Months Ended
2020 2019 Jun 30,
(Dollars in thousands, except per share data)
Second
Quarter
First
Quarter
Fourth
Quarter
Third
Quarter
Second
Quarter 2020 2019
ALLOWANCE FOR CREDIT LOSSES
Balance at Beginning of Period $ 21,083 $ 13,905 $ 14,319 $ 14,593 $ 14,120 $ 13,905 $ 14,210
Impact of Adopting ASC 326 (CECL) - 3,269 - - - 3,269 -
Provision for Credit Losses - HFI 1,615 4,990 (162) 776 646 6,605 1,413
Net Charge-Offs 241 1,081 252 1,050 173 1,322 1,030
Balance at End of Period
(2)
$ 22,457 $ 21,083 $ 13,905 $ 14,319 $ 14,593 $ 22,457 $ 15,623
As a % of Loans 1.11% 1.13% 0.75% 0.78% 0.79% 1.11% 0.79%
As a % of Nonperforming Loans 322.37% 432.61% 310.99% 290.55% 259.55% 322.37% 259.55%
CHARGE-OFFS
Commercial, Financial and Agricultural $ 186 $ 362 $ 149 $ 289 $ 235 $ 548 $ 330
Real Estate - Construction - - 58 223 - - -
Real Estate - Commercial - 11 33 26 - 11 155
Real Estate - Residential 1 110 27 44 65 111 329
Real Estate - Home Equity 52 31 0 333 45 83 97
Consumer 634 864 819 744 520 1,498 1,315
Overdrafts
(3)
541 702 - - - 1,243 -
Total Charge-Offs $ 1,414 $ 2,080 $ 1,086 $ 1,659 $ 865 $ 3,494 $ 2,226
RECOVERIES
Commercial, Financial and Agricultural $ 74 $ 40 $ 127 $ 86 $ 58 $ 114 $ 132
Real Estate - Construction - - - - - - -
Real Estate - Commercial 70 191 266 142 100 261 170
Real Estate - Residential 51 40 116 46 223 91 267
Real Estate - Home Equity 64 33 25 58 60 97 92
Consumer 365 268 300 277 251 633 535
Overdrafts
(3)
549 427 - - - 976 -
Total Recoveries $ 1,173 $ 999 $ 834 $ 609 $ 692 $ 2,172 $ 1,196
NET CHARGE-OFFS $ 241 $ 1,081 $ 252 $ 1,050 $ 173 $ 1,322 $ 1,030
Net Charge-Offs as a % of Average Loans
(1)
0.05% 0.23% 0.05% 0.23% 0.04% 0.14% 0.12%
RISK ELEMENT ASSETS
Nonaccruing Loans $ 6,966 $ 4,874 $ 4,472 $ 4,928 $ 5,622
Other Real Estate Owned 1,059 1,463 953 526 1,010
Total Nonperforming Assets ("NPAs") $ 8,025 $ 6,337 $ 5,425 $ 5,454 $ 6,632
Past Due Loans 30-89 Days

$ 2,948 $ 5,077 $ 4,871 $ 5,120 $ 5,443
Past Due Loans 90 Days or More - - - - -
Classified Loans 17,091 16,548 20,847 21,323 26,406
Performing Troubled Debt Restructuring's $ 15,133 $ 15,934 $ 16,888 $ 18,284 $ 18,737
Nonperforming Loans as a % of Loans 0.34% 0.26% 0.24% 0.27% 0.30%
NPAs as a % of Loans and Other Real Estate 0.40% 0.34% 0.29% 0.30% 0.36%
NPAs as a % of

Total Assets
0.23% 0.21% 0.18% 0.19% 0.22%
(1)

Annualized
(2)

Does not include $1.4 million for unfunded commitments recorded in other liabilities
(3)

Prior to the first quarter 2020, overdraft losses were reflected in noninterest income (deposit fees)

CAPITAL CITY BANK GROUP,

INC.
AVERAGE

BALANCE AND INTEREST RATES
(1)
Unaudited
Second Quarter 2020 First Quarter 2020 Fourth Quarter 2019 Third Quarter 2019 Second Quarter 2019 Jun 2020 YTD Jun 2019 YTD
(Dollars in thousands)
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
Average
Balance Interest
Average
Rate
ASSETS:
Loans HFI and HFS $ 2,057,925 $ 23,785 4.65% $ 1,882,703 $ 23,692 5.06% $ 1,846,190 $ 23,958 5.15% $ 1,837,548 24,113 5.21% $ 1,823,311 $ 23,873 5.25% $ 1,970,551 $ 47,477 4.85% $ 1,801,977 $ 46,591 5.21%
Investment Securities
Taxable Investment Securities 601,509 2,708 1.80 629,512 2,995 1.91 610,046 3,186 2.08 607,363 3,249 2.13 614,775 3,301 2.15 615,511 5,703 1.86 616,442 6,688 2.18
Tax-Exempt Investment Securities 5,865 37 2.51 5,293 25 1.86 10,327 43 1.67 18,041 73 1.63 29,342 116 1.58 5,579 62 2.20 34,928 274 1.57
Total Investment Securities 607,374 2,745 1.81 634,805 3,020 1.91 620,373 3,229 2.08 625,404 3,322 2.12 644,117 3,417 2.12 621,090 5,765 1.86 651,370 6,962 2.14
Funds Sold 351,473 88 0.10 234,372 757 1.30 228,137 945 1.64 207,129 1,142 2.19 251,789 1,507 2.40 292,922 845 0.58 258,703 3,100 2.42
Total Earning Assets 3,016,772 $ 26,618 3.55% 2,751,880 $ 27,469 4.01% 2,694,700 $ 28,132 4.14% 2,670,081 $ 28,577 4.25% 2,719,217 $ 28,797 4.25% 2,884,563 $ 54,087 3.77% 2,712,050 $ 56,653 4.21%
Cash and Due From Banks 72,647 56,958 53,174 50,981 51,832 64,802 52,834
Allowance for Loan Losses (21,642) (14,389) (14,759) (14,863) (14,513) (18,015) (14,431)
Other Assets 261,449 244,339 249,089 253,111 254,126 252,657 253,173
Total Assets $ 3,329,226 $ 3,038,788 $ 2,982,204 $ 2,959,310 $ 3,010,662 $ 3,184,007 $ 3,003,626
LIABILITIES:
Interest Bearing Deposits
NOW Accounts $ 789,378 $ 78 0.04% $ 808,811 $ 725 0.36% $ 755,625 $ 889 0.47% $ 749,678 $ 1,235 0.65% $ 832,982 $ 1,623 0.78% $ 799,094 $ 803 0.20% $ 858,488 $ 3,378 0.79%
Money Market Accounts 222,377 40 0.07 212,211 117 0.22 227,479 170 0.30 238,565 264 0.44 237,921 265 0.45 217,295 157 0.15 238,714 512 0.43
Savings Accounts 409,366 50 0.05 379,237 46 0.05 372,518 46 0.05 372,593 46 0.05 371,716 46 0.05 394,301 96 0.05 368,268 90 0.05
Time Deposits 104,718 50 0.19 105,542 51 0.19 108,407 52 0.19 111,447 51 0.18 115,442 54 0.19 105,130 101 0.19 117,131 107 0.18
Total Interest Bearing Deposits 1,525,839 218 0.06% 1,505,801 939 0.25% 1,464,029 1,157 0.31% 1,472,283 1,596 0.43% 1,558,061 1,988 0.51% 1,515,820 1,157 0.15% 1,582,601 4,087 0.52%
Short-Term Borrowings 73,377 421 2.31% 32,915 132 1.61% 7,448 16 0.87% 8,697 27 1.24% 9,625 31 1.30% 53,146 553 2.09% 10,497 66 1.28%
Subordinated Notes Payable 52,887 374 2.80 52,887 471 3.52 52,887 525 3.88 52,887 558 4.13 52,887 596 4.46 52,887 845 3.16 52,887 1,204 4.53
Other Long-Term Borrowings 5,766 41 2.84 6,312 50 3.21 6,723 56 3.33 7,158 63 3.47 7,509 66 3.53 6,039 91 3.03 7,853 138 3.54
Total Interest Bearing Liabilities 1,657,869 $ 1,054 0.26% 1,597,915 $ 1,592 0.40% 1,531,087 $ 1,754 0.45% 1,541,025 $ 2,244 0.58% 1,628,082 $ 2,681 0.66% 1,627,892 $ 2,646 0.33% 1,653,838 $ 5,495 0.67%
Noninterest Bearing Deposits 1,257,614 1,046,889 1,060,922 1,023,472 1,007,370 1,152,251 982,473
Other Liabilities 72,073 59,587 63,291 74,540 61,611 65,830 56,867
Total Liabilities 2,987,556 2,704,391 2,655,300 2,639,037 2,697,063 2,845,973 2,693,178
Temporary Equity 8,155 2,506.00 - - - 5,331 -
SHAREOWNERS' EQUITY:
333,515 331,891 326,904 320,273 313,599 332,703 310,448
Total Liabilities, Temporary

Equity and
Shareowners' Equity $ 3,329,226 $ 3,038,788 $ 2,982,204 $ 2,959,310 $ 3,010,662 $ 3,184,007 $ 3,003,626
Interest Rate Spread $ 25,564 3.30% $ 25,877 3.61% $ 26,378 3.69% $ 26,333 3.67% $ 26,116 3.59% $ 51,441 3.44% $ 51,158 3.54%
Interest Income and Rate Earned
(1)
26,618 3.55 27,469 4.01 28,132 4.14 28,577 4.25 28,797 4.25 54,087 3.77 56,653 4.21
Interest Expense and Rate Paid
(2)
1,054 0.14 1,592 0.23 1,754 0.26 2,244 0.33 2,681 0.40 2,646 0.18 5,495 0.41
Net Interest Margin $ 25,564 3.41% $ 25,877 3.78% $ 26,378 3.89% $ 26,333 3.92% $ 26,116 3.85% $ 51,441 3.59% $ 51,158 3.80%
(1)

Interest and average rates are calculated

on a tax-equivalent basis using a 21% Federal tax rate.
(2)

Rate calculated based on average earning assets.